SUPPLEMENT FOR
                   UNITED GOLD & GOVERNMENT FUND SHAREHOLDERS
          TO PROXY STATEMENT FOR SPECIAL JOINT MEETING OF SHAREHOLDERS


     After the Board of Directors of United Gold & Government Fund, Inc. (the "Fund") determined to hold a special joint shareholders meeting to consider the proposals described in the attached Proxy Statement, the Board approved a proposed reorganization of the Fund into United Asset Strategy Fund, Inc. The proposed reorganization is described in a separate proxy statement, which is included in this mailing, for a separate meeting of Fund shareholders that has been called for the purpose of voting on the reorganization.

     If the reorganization is approved by Fund shareholders, the Board of Directors intends to proceed with the reorganization and does not intend to implement any of the proposals contained in this Proxy Statement that were also approved by Fund shareholders.


This Supplement is dated May 17, 1999.

                                 SUPPLEMENT FOR
                   UNITED GOLD & GOVERNMENT FUND SHAREHOLDERS
          TO PROXY STATEMENT FOR SPECIAL JOINT MEETING OF SHAREHOLDERS


     After the Board of Directors of United Gold & Government Fund, Inc. (the "Fund") determined to hold a special joint shareholders meeting to consider the proposals described in the Proxy Statement, the Board approved a proposed reorganization of the Fund into United Asset Strategy Fund, Inc. The proposed reorganization will be considered at a special, separate meeting of Fund shareholders that has been called for the purpose of voting on the reorganization.

     If the reorganization is approved by Fund shareholders, the Board of Directors intends to proceed with the reorganization and does not intend to implement any of the proposals contained in the Proxy Statement that were also approved by Fund shareholders.


This Supplement is dated May 17, 1999.